Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
	(unaudited; in millions, except per unit amounts)
Operating revenue	$2,812.7	$1,710.9	$8,180.2	$5,162.3
Operating expenses
Cost of natural gas	2,407.5	1,430.8	7,120.6	4,390.7
Operating and administrative	139.9	103.8	378.4	306.6
Power	35.0	29.7	104.6	87.1
Depreciation and amortization	58.6	45.0	163.1	121.3
	2,641.0	1,609.3	7,766.7	4,905.7
Operating income	171.7	101.6	413.5	256.6
Interest expense	50.7	23.4	129.7	70.2
Other income	0.3	0.4	2.5	2.3
Income before income tax expense	121.3	78.6	286.3	188.7
Income tax expense	1.9	1.3	5.0	3.7
Net income	$119.4	$77.3	$281.3	$185.0
Net income allocable to limited partner units	$105.3	$67.9	$245.5	$158.6
Net income per limited partner unit (basic and diluted)	$1.09	$0.75	$2.58	$1.87
Weighted average limited partner units outstanding	96.9	90.0	95.3	84.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2008	2007
	(unaudited; in millions)
Cash provided by operating activities
Net income	$281.3	$185.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	163.1	121.3
Derivative fair value (gains) losses	(17.5)	17.4
Inventory market price adjustments	8.3	4.5
Other	20.1	(2.0)
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(49.2)	42.3
Due from General Partner and affiliates	2.1	2.5
Accrued receivables	21.1	116.2
Inventory	(98.6)	(13.6)
Current and long term other assets	(9.1)	(5.4)
Due to General Partner and affiliates	35.4	39.1
Accounts payable and other	(10.5)	(5.9)
Accrued purchases	78.1	(116.8)
Interest payable	55.9	28.9
Property and other taxes payable	14.8	5.3
Settlement of interest rate derivatives	(22.1)	(0.9)
Net cash provided by operating activities	473.2	417.9
Cash used in investing activities
Additions to property, plant and equipment	(1,000.2)	(1,428.4)
Changes in construction payables	(56.0)	56.4
Changes in restricted cash	(10.0)	—
Other	(13.0)	(2.0)
Net cash used in investing activities	(1,079.2)	(1,374.0)
Cash provided by financing activities
Net proceeds from unit issuances	221.8	628.8
Distributions to partners	(211.8)	(179.5)
Net borrowings (repayments) under Credit Facility	(13.7)	120.0
Net repayments of commercial paper	(79.4)	(241.2)
Net proceeds from issuances of long-term debt	790.2	592.8
Net cash provided by financing activities	707.1	920.9
Net increase (decrease) in cash and cash equivalents	101.1	(35.2)
Cash and cash equivalents at beginning of year	50.5	184.6
Cash and cash equivalents at end of period	$151.6	$149.4

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2008	December 31, 2007
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$151.6	$50.5
Restricted cash	10.0	—
Receivables, trade and other, net of allowance for doubtful accounts of $2.0 in 2008 and $1.9 in 2007	208.3	157.8
Due from General Partner and affiliates	25.1	27.2
Accrued receivables	577.7	598.8
Inventory	200.9	110.6
Other current assets	14.2	14.8
	1,187.8	959.7
Property, plant and equipment, net	6,406.6	5,554.9
Goodwill	256.5	256.5
Intangibles, net	89.7	91.5
Other assets, net	40.5	29.0
	$7,981.1	$6,891.6
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$102.3	$45.8
Accounts payable and other	271.5	400.4
Accrued purchases	681.9	603.8
Interest payable	76.8	20.9
Property and other taxes payable	37.3	22.5
Current maturities of long term debt	442.8	31.0
	1,612.6	1,124.4
Long term debt	3,163.5	2,862.9
Notes payable to affiliate	130.0	130.0
Other long-term liabilities	145.6	202.8
	5,051.7	4,320.1
Commitments and contingencies

Partners’ capital
Class A common units (59,838,834 at September 30, 2008 and 55,238,834 at December 31, 2007)	1,529.1	1,340.7
Class B common units (3,912,750 at September 30, 2008 and December 31, 2007)	77.6	72.9
Class C units (19,158,153 at September 30, 2008 and 18,073,367 at December 31, 2007)	921.3	874.1
i-units (14,355,600 at September 30, 2008 and 13,564,086 at December 31, 2007)	557.8	515.3
General Partner	71.4	62.9
Accumulated other comprehensive loss	(227.8)	(294.4)
	2,929.4	2,571.5
	$7,981.1	$6,891.6

NET INCOME PER LIMITED PARTNER UNIT

Net income per limited partner unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of our limited partner units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007
	(unaudited; in millions, except per unit amounts)

Net income	$119.4	$77.3	$281.3	$185.0
Allocations to the General Partner:
Net income allocated to the General Partner	(2.4)	(1.5)	(5.6)	(3.7)
Incentive income allocated to the General Partner	(11.7)	(7.9)	(30.1)	(22.6)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
	(14.1)	(9.4)	(35.8)	(26.4)
Net income allocable to limited partner units	$105.3	$67.9	$245.5	$158.6
Net income per limited partner unit (basic and diluted)	$1.09	$0.75	$2.58	$1.87
Weighted average limited partner units outstanding	96.9	90.0	95.3	84.8

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

The following tables present certain financial information about our business segments:

	For the three months ended September 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$209.3	$2,233.4	$1,352.8	$—	$3,795.5
Less: Intersegment revenue	0.1	928.5	54.2	—	982.8
Operating revenue	209.2	1,304.9	1,298.6	—	2,812.7
Cost of natural gas	—	1,122.4	1,285.1	—	2,407.5
Operating and administrative	52.0	83.8	2.5	1.6	139.9
Power	35.0	—	—	—	35.0
Depreciation and amortization	26.7	31.5	0.4	—	58.6
Operating income	95.5	67.2	10.6	(1.6)	171.7
Interest expense	—	—	—	50.7	50.7
Other income	—	—	—	0.3	0.3
Income before income tax expense	95.5	67.2	10.6	(52.0)	121.3
Income tax expense	—	—	—	1.9	1.9
Net income	$95.5	$67.2	$10.6	$(53.9)	$119.4
Capital expenditures (excluding acquisitions)	$261.1	$62.7	$—	$4.3	$328.1

(1)                                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	For the three months ended September 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$138.1	$1,376.0	$790.3	$—	$2,304.4
Less: Intersegment revenue	—	528.7	64.8	—	593.5
Operating revenue	138.1	847.3	725.5	—	1,710.9
Cost of natural gas	—	711.2	719.6	—	1,430.8
Operating and administrative	33.9	68.1	2.3	(0.5)	103.8
Power	29.7	—	—	—	29.7
Depreciation and amortization	16.9	27.7	0.4	—	45.0
Operating income	57.6	40.3	3.2	0.5	101.6
Interest expense	—	—	—	23.4	23.4
Other income	—	—	—	0.4	0.4
Income before income tax expense	57.6	40.3	3.2	(22.5)	78.6
Income tax expense	—	—	—	1.3	1.3
Net income	$57.6	$40.3	$3.2	$(23.8)	$77.3
Capital expenditures (excluding acquisitions)	$354.4	$186.8	$0.1	$(4.4)	$536.9

(1)                                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the nine months ended September 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$555.5	$6,388.2	$4,025.8	$—	$10,969.5
Less: Intersegment revenue	0.3	2,582.9	206.1	—	2,789.3
Operating revenue	555.2	3,805.3	3,819.7	—	8,180.2
Cost of natural gas	—	3,302.8	3,817.8	—	7,120.6
Operating and administrative	130.8	235.8	7.1	4.7	378.4
Power	104.6	—	—	—	104.6
Depreciation and amortization	73.0	88.8	1.3	—	163.1
Operating income	246.8	177.9	(6.5)	(4.7)	413.5
Interest expense	—	—	—	129.7	129.7
Other income	—	—	—	2.5	2.5
Income before income tax expense	246.8	177.9	(6.5)	(131.9)	286.3
Income tax expense	—	—	—	5.0	5.0
Net income	$246.8	$177.9	$(6.5)	$(136.9)	$281.3
Total assets	$3,709.9	$3,692.5	$353.1	$225.6	$7,981.1
Capital expenditures (excluding acquisitions)	$762.8	$226.6	$—	$10.8	$1,000.2

(1)                                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the nine months ended September 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$400.3	$4,084.7	$2,634.0	$—	$7,119.0
Less: Intersegment revenue	—	1,767.6	189.1	—	1,956.7
Operating revenue	400.3	2,317.1	2,444.9	—	5,162.3
Cost of natural gas	—	1,966.2	2,424.5	—	4,390.7
Operating and administrative	108.2	190.3	5.8	2.3	306.6
Power	87.1	—	—	—	87.1
Depreciation and amortization	50.0	70.1	1.2	—	121.3
Operating income	155.0	90.5	13.4	(2.3)	256.6
Interest expense	—	—	—	70.2	70.2
Other income	—	—	—	2.3	2.3
Income before income tax expense	155.0	90.5	13.4	(70.2)	188.7
Income tax expense	—	—	—	3.7	3.7
Net income	$155.0	$90.5	$13.4	$(73.9)	$185.0
Total assets	$2,624.1	$3,261.0	$261.6	$207.1	$6,353.8
Capital expenditures (excluding acquisitions)	$847.8	$572.7	$1.6	$6.3	$1,428.4

(1)                                Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.